Income taxes	12 Months Ended
Dec. 31, 2020
Income Tax Disclosure [Abstract]
Income taxes	Income taxes
The Company and its Bermuda domiciled subsidiaries are not subject to Bermuda income tax under current Bermuda law. In the event there is a change in the current law such that taxes are imposed, the Company and its Bermuda domiciled subsidiaries would be exempt from such tax until March 31, 2035, pursuant to the Bermuda Exempted Undertakings Tax Protection Act of 1966. The Company has subsidiaries and branches that operate in various other jurisdictions around the world that are subject to tax in the jurisdictions in which they operate. The jurisdictions in which the Company's subsidiaries and branches are subject to tax are Australia, Belgium, Canada, Denmark, Germany, Gibraltar, Hong Kong (China), Ireland, Luxembourg, Malaysia, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.
Sirius Group's net income (loss) before income taxes for the years ended December 31, 2020, 2019 and 2018 was generated in the following domestic and foreign jurisdictions:

(Millions)	2020	2019	2018
Domestic:
Bermuda	$(202.7)	$(32.8)	$62.7
Foreign:
U.S.	123.7	(5.4)	(10.1)
U.K.	(85.3)	(29.1)	(14.9)
Sweden	(108.3)	(22.4)	(74.2)
Luxembourg	(24.9)	56.0	60.3
Netherlands	—	—	(0.1)
Other	2.5	—	—
Total (loss) income before income taxes	$(295.1)	$(33.7)	$23.7
The total income tax (expense) benefit for the years ended December 31, 2020, 2019 and 2018 consisted of the following:

(Millions)	2020	2019	2018
Current tax (expense):
U.S. Federal	$0.8	$(1.6)	$(7.0)
State	(1.7)	(2.0)	(2.2)
Non-U.S.	(2.3)	(1.5)	(19.8)
Total current tax benefit (expense)	(3.2)	(5.1)	(29.0)
Deferred tax (expense):
U.S. Federal	(22.4)	(8.8)	14.3
State	0.4	0.9	0.2
Non-U.S.	0.9	1.1	(25.9)
Total deferred tax (expense)	(21.1)	(6.8)	(11.4)
Total income tax (expense)	$(24.3)	$(11.9)	$(40.4)
Effective Rate Reconciliation
A reconciliation of taxes calculated using the 21.4% Swedish statutory rate (the rate at which the majority of Sirius Group's worldwide operations are taxed) to the income tax (expense) benefit on pre-tax income follows:

(Millions)	2020	2019	2018
Tax benefit (expense) at the statutory rate	$63.1	$7.2	$(5.2)
Differences in taxes resulting from:
Non-Sweden earnings	(47.6)	(19.6)	2.3
Change in valuation allowance	(43.6)	(20.7)	2.3
Tax rate change—other	8.2	(1.6)	0.1
Tax reserve adjustments	1.3	13.9	(42.0)
State taxes expense	(1.3)	(1.7)	(2.9)
Foreign tax credits	(1.2)	12.2	10.8
Tax rate change enacted in Sweden	(0.8)	(0.2)	15.4
Results from Internal Restructuring	(0.7)	7.4	(9.1)
Tax on Safety Reserve	(0.4)	(0.6)	(15.3)
Withholding taxes	(0.4)	(1.7)	(1.9)
Tax rate change enacted in Luxembourg	—	(5.8)	—
Section 197 Intangible as result of internal restructuring	—	—	6.9
Other, net	(0.9)	(0.7)	(1.8)
Total income tax (expense) on pre-tax earnings	$(24.3)	$(11.9)	$(40.4)
The non-Sweden component of pre-tax (loss) income was $(186.7) million, $(11.3) million and $97.9 million for the years ended December 31, 2020, 2019, and 2018, respectively.
The TCJA includes a new BEAT provision, which is essentially a minimum tax that is potentially applicable to certain otherwise deductible payments made by U.S. entities to non-U.S. affiliates, including cross-border interest payments and reinsurance premiums. The statutory BEAT rate is 10% in 2020-2025 and then rises to 12.5% in 2026 and thereafter. The TCJA also includes provisions for GILTI under which taxes on foreign income are imposed on the excess of a deemed return on tangible assets of certain foreign subsidiaries. Consistent with accounting guidance, Sirius Group will treat BEAT as an in period tax charge when incurred in future periods for which no deferred taxes need to be provided and has made an accounting policy election to treat GILTI taxes in a similar manner. No provision for income taxes related to BEAT or GILTI was recorded as of December 31, 2020 or December 31, 2019.
Sirius Group has capital and liquidity in many of its subsidiaries, some of which may reflect undistributed earnings. If such capital or liquidity were to be paid or distributed to the Company or Sirius Group's subsidiaries, as dividends or otherwise, they may be subject to income or withholding taxes. Sirius Group generally intends to operate and manage its capital and liquidity, in a tax-efficient manner. However, the applicable tax laws in relevant countries are still evolving, including in response to guidance from the Organisation for Economic Cooperation and Development ("OECD"). Accordingly, such payments or earnings may be subject to income or withholding tax in jurisdictions where they are not currently taxed or at higher rates of tax than currently taxed, and the applicable tax authorities could attempt to apply income or withholding tax to past earnings or payments.
Tax Payments and Receipts
Net income tax payments to (refunds from) national, state, and local governments totaled $(0.8) million, $9.3 million, and $19.1 million for the years ended December 31, 2020, 2019 and 2018, respectively.
Deferred Tax Inventory
Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts for tax purposes. An outline of the significant components of Sirius Group's deferred tax assets and liabilities follows:

(Millions)	2020	2019
Deferred income tax assets related to:
Non-U.S. net operating loss carryforwards	$281.7	$211.1
Tax credit carryforwards	41.8	41.6
U.S. federal net operating loss and capital carryforwards	33.6	40.2
Loss reserve discount	7.9	6.6
Unearned Premiums	6.5	4.3
Incentive compensation and benefit accruals	5.3	2.8
Investment basis differences	2.4	3.6
Allowance for doubtful accounts	2.5	1.5
Deferred interest	1.2	2.6
Foreign currency translation on investments and other assets	—	1.4
Other items	5.9	3.9
Total gross deferred income tax assets	388.8	321.6
Valuation allowance	(134.8)	(79.8)
Total adjusted deferred tax asset	254.0	241.8
Deferred income tax liabilities related to:
Safety reserve (See Note 18)	259.2	239.4
Net Unrealized investment	25.3	3.7
Intangible assets	18.1	25.7
Deferred acquisition costs	9.6	4.6
Foreign currency translation on investments and other assets	9.3	—
Purchase accounting	3.6	3.6
Other items	3.7	4.0
Total deferred income tax liabilities	328.8	281.0
Net deferred tax (liability) asset	$(74.8)	$(39.2)
Sirius Group's deferred tax assets are net of U.S. federal and non-U.S. valuation allowances and, to the extent they relate to non-U.S. jurisdictions, they are shown at year-end exchange rates.
Of the $74.8 million net deferred tax liability as of December 31, 2020, $1.4 million relates to net deferred tax assets in U.S. subsidiaries, $155.3 million relates to net deferred tax assets in Luxembourg subsidiaries, and $231.5 million relates to net deferred tax liabilities in Sweden subsidiaries.
Net Operating Loss and Capital Loss Carryforwards
Net operating loss and capital loss carryforwards as of December 31, 2020, the expiration dates and the deferred tax assets thereon are as follows:

(Millions)	2020
	United States	Luxembourg	Sweden	U.K.	Total
2021-2025	$6.5	$—	$—	$—	$6.5
2026-2040	135.3	48.0	—	—	183.3
No expiration date	21.2	857.8	349.1	176.8	1,404.9
Total	163.0	905.8	349.1	176.8	1,594.7
Gross deferred tax asset	33.6	225.9	22.2	33.6	315.3
Valuation allowance	—	(69.9)	—	(33.6)	(103.5)
Net deferred tax asset	$33.6	$156.0	$22.2	$—	$211.8
Sirius Group expects to utilize net operating loss carryforwards in Luxembourg of $633.1 million but does not expect to utilize the remainder as they belong to companies that are not expected to have sufficient taxable income in the future. Included in the U.S. net operating loss carryforwards are losses of $76.0 million subject to an annual limitation on utilization under Internal Revenue Code Section 382 and $11.0 million are subject to separately return limitation year ("SRLY") provisions of the consolidated return regulations. Of the Section 382 limited loss carryforwards, $6.3 million will expire between 2022 and 2025 and $69.7 million will expire between 2030 and 2032. The SRLY limited losses will expire between 2036 and 2037. Sirius Group expects to utilize all of the U.S. net operating loss carryforwards.
Foreign Tax Credits
As of December 31, 2020, there are U.S. foreign tax credits carryforwards available of $17.9 million, of which an insignificant amount expires in 2021, and the remaining will begin to expire in 2022. As of December 31, 2020, there are alternative minimum tax credit carryforwards of $0.1 million which do not expire and are expected to become fully refundable beginning in the 2023 tax year under the TCJA. Further, there are Swedish foreign tax credits carryforwards available of $23.8 million and will expire between 2021 and 2025.
Valuation Allowance
Sirius Group records a valuation allowance against deferred tax assets if it becomes more likely than not that all or a portion of a deferred tax asset will not be realized. Changes in valuation allowances from period to period are included in income tax expense in the period of change. In determining whether or not a valuation allowance, or change therein, is warranted, Sirius Group considers factors such as prior earnings history, expected future earnings, carryback and carryforward periods and strategies that if executed would result in the realization of a deferred tax asset. It is possible that certain planning strategies or projected earnings in certain subsidiaries may not be feasible to utilize the entire deferred tax asset, which could result in material changes to Sirius Group's deferred tax assets and tax expense.
Of the $134.8 million valuation allowance as of December 31, 2020, $69.9 million relates to net operating loss carryforwards in Luxembourg subsidiaries, $35.0 million relates primarily to net operating loss carryforward in the United Kingdom, $14.1 million relates to foreign tax credits in the United States and $15.8 million relates to foreign tax credits in Sweden subsidiaries.
Uncertain Tax Positions
Recognition of the benefit of a given tax position is based upon whether a company determines that it is more likely than not that a tax position will be sustained upon examination based upon the technical merits of the position. In evaluating the more likely than not recognition threshold, Sirius Group must presume that the tax position will be subject to examination by a taxing authority with full knowledge of all relevant information. If the recognition threshold is met, then the tax position is measured at the largest amount of benefit that is more than 50% likely of being realized upon ultimate settlement.
A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

(Millions)	Permanent differences(1)	Temporary differences(2)	Interest and penalties(3)	Total
Balance at January 1, 2018	$27.4	$1.8	$0.1	$29.3
Changes in prior year tax positions	1.4	—	0.1	1.5
Tax positions taken during the current year	36.2	(1.7)	—	34.5
Lapse in statute of limitations	—	—	—	—
Settlements with tax authorities	(0.1)	—	—	(0.1)
Balance at December 31, 2018	$64.9	$0.1	$0.2	$65.2
Changes in prior year tax positions	(17.1)	—	—	(17.1)
Tax positions taken during the current year	(0.5)	—	—	(0.5)
Lapse in statute of limitations	(0.1)	—	—	(0.1)
Settlements with tax authorities	—	—	—	—
Balance at December 31, 2019	$47.2	$0.1	$0.2	$47.5
Changes in prior year tax positions	(1.3)	—	—	(1.3)
Tax positions taken during the current year	6.1	—	—	6.1
Lapse in statute of limitations	—	—	(0.1)	(0.1)
Settlements with tax authorities	—	—	—	—
Balance at December 31, 2020	$52.0	$0.1	$0.1	$52.2
(1)Represents the amount of unrecognized tax benefits that, if recognized, would impact the effective tax rate.
(2)Represents the amount of unrecognized tax benefits that, if recognized, would create a temporary difference between the reported amount of an item in the Consolidated Balance Sheets and its tax basis.
(3)Net of tax benefit.
If Sirius Group determines in the future that its reserves for unrecognized tax benefits on permanent differences and interest and penalties are not needed, the reversal of $52.0 million of such reserves as of December 31, 2020 would be recorded as an income tax benefit and would impact the effective tax rate. If Sirius Group determines in the future that its reserves for unrecognized tax benefits on temporary differences are not needed, the reversal of $0.1 million of such reserves as of December 31, 2020 would not impact the effective tax rate due to deferred tax accounting but would accelerate the payment of cash to the taxing authority. Most of Sirius Group's reserves for unrecognized tax benefits on permanent differences relate to interest deductions denied by the Swedish Tax Authority ("STA"), as described further below.
Sirius Group classifies all interest and penalties on unrecognized tax benefits as part of income tax expense. During the years ended December 31, 2020, 2019 and 2018, Sirius Group recognized $(0.1) million, $0.0 million, and $0.1 million in interest income (expense), respectively, net of any tax benefit. The balance of accrued interest as of December 31, 2020 and 2019 is $0.1 million and $0.2 million, respectively, net of any tax benefit.
Tax Examinations
The STA has denied deductions claimed by two of the Company's Swedish subsidiaries in certain tax years for interest paid on intra-group debt instruments. Sirius Group has challenged the STA's denial in court based on the technical merits. In October 2018, one of the Swedish subsidiaries received an adverse decision from Sweden's Administrative Court, which Sirius Group has appealed. Sirius Group has taken into account this and other relevant developments in applicable Swedish tax law and has established a reserve for this uncertain tax position. As of December 31, 2020, the total amount of such reserve was $51.3 million.
In connection with this matter, Sirius Group has also taken into account the SPA by which Sirius Group was sold to CMIG International in 2016 and has recorded an indemnification asset. Pursuant to the SPA, the seller agreed to indemnify the buyer and Sirius Group for, among other things, (1) any additional tax liability in excess of Sirius Group's accounting for uncertain tax positions for tax periods prior to the sale of Sirius Group to CMIG International and (2) an impairment in Sirius Group's net deferred tax assets resulting from a final determination by a tax authority. CMIG International has informed Sirius Group of their view that CMIG International, rather than Sirius Group, should be entitled to all of the proceeds of such an indemnification claim, while Sirius is of the view that it should be entitled to the proceeds of such an indemnification claim to the extent of the book value of the relevant deferred tax assets, and therefore, Sirius Group continues to carry the related indemnification asset on the balance sheet. While Sirius Group intends to continue challenging the STA's denial based on the technical merits (including appealing the adverse court decision received in October 2018), the ultimate resolution of these tax disputes is uncertain and no assurance can be given that there will be no material changes to Sirius Group's operating results or balance sheet in connection with these uncertain tax positions or the related indemnification. In January 2021, the European Court of Justice published a decision in favor of an unrelated Swedish corporation (and against the STA) in connection with very similar tax issues. Sirius Group is evaluating the potential impact of this decision for purposes of its own reporting positions.
With few exceptions, Sirius Group is no longer subject to U.S. federal, state or non-U.S. income tax examinations by tax authorities for years before 2016.